                                                               File Nos. 2-16252
                                                                         811-933


     As filed with the Securities and Exchange Commission on April 30, 1999


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                       [ ]
                      POST-EFFECTIVE AMENDMENT NO. 65                        [X]


                                       and


                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940                   [ ]
                              AMENDMENT NO. 33                               [X]


                          CGM CAPITAL DEVELOPMENT FUND
               (Exact Name of Registrant as Specified in Charter)

              One International Place, Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 737-3225

                        Jeremiah J. Bresnahan, Jr., Esq.
                                Bingham Dana LLP
                               150 Federal Street
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)


        It is proposed that this filing will become effective on May 1, 1999, pursuant to paragraph (b) of Rule 485.

CGM
CAPITAL
DEVELOPMENT
FUND

A No-Load Fund

[LOGO]          The Fund's
           investment objective
           is long-term capital
           appreciation.

                                          PROSPECTUS & APPLICATION o MAY 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS
    FUND SUMMARY ________________________________________________            1
     Investment Objective _______________________________________            1
     Summary of Principal Investment Strategies _________________            1
     Summary of Principal Risks _________________________________            2
    PAST PERFORMANCE ____________________________________________            2
    EXPENSES ____________________________________________________            3
    ADDITIONAL FUND INFORMATION _________________________________            4
     Principal Investment Strategies ____________________________            4
     Principal Risks ____________________________________________            4
    MANAGEMENT __________________________________________________            5
    WHO CAN PURCHASE SHARES _____________________________________            6
    HOW TO PURCHASE SHARES ______________________________________            6
    SHAREHOLDER SERVICES ________________________________________            7
    HOW TO sell SHARES __________________________________________            8
    TELEPHONE TRANSACTIONS ______________________________________           11
    DIVIDENDS, CAPITAL GAINS AND TAXES __________________________           11
    PRICING OF SHARES ___________________________________________           13
    YEAR 2000 ___________________________________________________           13
    FINANCIAL HIGHLIGHTS ________________________________________           14
    CONTACT INFORMATION _________________________________________   Back Cover
--------------------------------------------------------------------------------


[LOGO] FUND SUMMARY

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term capital appreciation.


SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to attain its objective by investing in the equity securities of a relatively small but diverse group of companies and industries. Under normal circumstances the Fund invests substantially all of its assets in common stocks and securities convertible into common stocks of domestic companies and in depository receipts (receipts representing the right to receive the securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank).

The Fund may invest in many types of companies. In general, these companies include:

o companies with records of above-average growth and promise of maintaining their industry leadership positions;

o companies likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces; and

o smaller companies with good management.

The Fund may invest in companies of all sizes, but primarily invests in companies with market capitalizations of over $100 million.

In making an investment decision, the investment manager analyzes:

o the overall economic factors that may affect a potential investment, and

o certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

The investment manager will sell a security if it determines that:

o its investment expectations are not being met,

o better opportunities are identified, or

o its price objective has been attained.

SUMMARY OF PRINCIPAL RISKS
Like all mutual funds, you may lose money if you invest in the Fund. Because the Fund invests primarily in stocks, the Fund is subject to MARKET RISKS. This means that you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market. In addition, the Fund is also subject to other principal risks:

o Although diversified, the Fund's focused approach means that its RELATIVELY SMALL NUMBER OF HOLDINGS may result in greater share price fluctuations than a portfolio holding more securities.

o Investments in SMALL AND MEDIUM-SIZED COMPANIES involve greater risk than is customarily associated with more established companies because these stocks may be more volatile and have returns that vary significantly from the overall market.

o Because the Fund may invest in debt and fixed-income securities, it is subject to CREDIT RISK (the risk that the obligor will default in the payment of principal and/or interest) and to INTEREST RATE RISK (the risk that the market value of the securities will decline as a result of increases in market rates of interest).

o CONVERTIBLE SECURITIES are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

o The FOREIGN ISSUERS the fund may invest in through depository receipts are subject to risks of possible adverse political and economic developments.

[LOGO] PAST PERFORMANCE

The bar chart and table below show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.

The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to that of the Standard and Poor's 500 Composite Index, a widely recognized unmanaged index of common stock prices.

Both the bar chart and the table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN (as of 12/31 each year)

                    1989                    17.9%
                    1990                     1.4%
                    1991                    99.1%
                    1992                    17.5%
                    1993                    28.7%
                    1994                   -22.9%
                    1995                    41.1%
                    1996                    28.1%
                    1997                    23.9%
                    1998                     8.5%

During the ten-year period shown in the bar chart, the highest quarterly return was 34.1% (for the quarter ended 3/31/91 and the lowest quarterly return was -23.2% (for the quarter ended 9/30/90).

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)
                              1 Year           5 Years          10 Years
-------------------------------------------------------------------------------
Fund                           8.5%             13.4%             21.0%
S&P 500 Index                 28.6%             24.1%             19.2%

[LOGO] EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SCHEDULE OF FEES
  Shareholder Transaction Expenses (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases __________________ None Maximum Sales Charge (Load) Imposed on Reinvested Dividends _______ None Redemption Fees* __________________________________________________ None
    Exchange Fees _____________________________________________________ None

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/98)

    Management Fees __________________________________________________ 0.99%
    Distribution (12b-1) Fees _________________________________________ None
    Other Expenses ___________________________________________________ 0.08%
    Total Fund Operating Expenses ____________________________________ 1.07%

* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.
--------------------------------------------------------------------------------


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

   o you invest $10,000 in the Fund for the time periods indicated;

   o you redeem your shares at the end of each period;

   o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

   o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of years               1           3           5            10
----                        ----        ----        ----         ------
Cost                        $109        $340        $590         $1,306

[LOGO] ADDITIONAL FUND INFORMATION

The Fund's objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund's investment manager, are most likely to be important in trying to achieve the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's objective may be changed without shareholder approval.

The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information ("SAI"). Of course, the Fund's investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.


The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to attain its objective by investing in the equity securities of a relatively small but diverse group of companies and industries. Under normal circumstances, the Fund invests substantially all of its assets in common stocks and securities convertible into common stocks of domestic companies and in depository receipts.


The Fund may invest in many types of companies. In general, these companies include:


o companies with records of above-average growth and promise of maintaining their industry leadership positions;


o companies likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces; and


o smaller companies with good management.


MANAGEMENT STYLE. Rather than following a particular style, the Fund's investment manager employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund's investment manager will generally employ the following method:

o It uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment.

o It then conducts a thorough analysis of certain industries and companies, evaluating the funda-mentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o The investment manager will sell a security if it determines that its investment expectations are not being met, if better opportunities are identified, or if its price objective has been attained.


PORTFOLIO TURNOVER. Although the Fund's invest-ment objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry or individual company conditions or outlook, even though it may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

PRINCIPAL RISKS
Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described on the next page. More information about risks appears in the Fund's SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The securities of small and medium capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small and medium cap companies. Investments in small and medium cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of small and medium cap companies rise and fall based on investor perception rather than economics. Securities of small and medium cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small and medium cap companies may be more volatile, causing the Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small and medium cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.


LESS DIVERSIFICATION. The Fund generally takes larger positions in a smaller number of companies than a more diversified fund. Therefore, when the value of one of the Fund's holdings changes, this is likely to have a greater effect on the Fund's overall performance than on the performance of a more diversified fund.


DEBT AND FIXED-INCOME SECURITIES. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of increases in market rates of interest). These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity. Increases in interest rates may lead to a slower than expected rate of principal prepayments, effectively lengthening the maturity of the affected securities. Conversely, declines in interest rates may lead to an accelerated rate of principal prepayments. The Fund may not be able to reinvest that principal at attractive rates.


SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.


FOREIGN ISSUERS. The Fund may invest a portion of its assets in foreign issuers. Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


[LOGO] MANAGEMENT

THE INVESTMENT MANAGER
The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. CGM manages nine mutual fund portfolios and advisory accounts for other clients.

In 1998, the Fund paid 0.99% of its average annual net assets in management fees to CGM.


THE PORTFOLIO MANAGER
G. Kenneth Heebner has been the portfolio manager of the Fund or its predecessor since 1976. In 1990, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund and, with Janice H. Saul, co-manages CGM Fixed Income Fund.


[LOGO] WHO CAN PURCHASE SHARES

Only shareholders of the Fund as of September 24, 1993, who have remained shareholders continuously since that date, may purchase additional shares of the Fund. The Fund reserves the right to reject any purchase order. This policy supersedes all previous eligibility requirements.

Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of the Fund. The special circumstances currently approved by the Board of Trustees of the Fund are limited to the offer and sale of shares of the Fund to the following additional persons: trustees of the Fund, employees of CGM, and counsel to the Fund and CGM.

Shares of the Fund are freely transferable to new owners. However, new owners will not be permitted to purchase additional shares.

[LOGO] HOW TO PURCHASE SHARES


The Fund sells its shares directly to investors without any sales load.

NEW ACCOUNTS
If you are eligible to purchase Fund shares (see "Who Can Purchase Shares"), you may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM Capital Development Fund, to:


The CGM Funds
P.O. Box 449
Boston, Massachusetts 02117-0449

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services - Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

EXISTING ACCOUNTS
After your account has been established, if you are eligible to purchase Fund shares (see "Who Can Purchase Shares") you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK
If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM Capital Development Fund. Third party checks (i.e. checks not payable to CGM Capital Development Fund) are generally not accepted and checks drawn on credit card accounts are not accepted.

PAYMENT BY WIRE
You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Capital Development Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION
If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.

The price you pay will be the per share net asset value next calculated after your proper investment order is received by the Fund (in the case of your initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

The Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.

[LOGO] SHAREHOLDER SERVICES

The Fund offers the following shareholder services as more fully described in the Fund's SAI. Explanations and forms are available from the Fund.

EXCHANGE PRIVILEGE
You may exchange your shares of CGM Capital Development Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund. You may also exchange your shares for shares of money market funds distributed by New England Funds, L.P.


All exchanges are free of charge. You may make an exchange by written instruction or, if a written authorization for telephone exchanges is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page 11. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.


Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from money market funds distributed by New England Funds, L.P. to the Fund are not subject to this restriction. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

The Fund may terminate or change the terms of the exchange privilege.


SYSTEMATIC WITHDRAWAL PLAN ("SWP")
If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Fund may terminate or modify the SWP at any time. Additional information about this Plan is set forth in the SAI.


AUTOMATIC INVESTMENT PLAN ("AIP")
Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time. Additional information about this Plan is set forth in the SAI.


RETIREMENT PLANS
The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts, and Money Purchase Pension and Profit Sharing Plans ("CGM Retirement Plans").


CONFIRMATION STATEMENTS
Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.


SHAREHOLDER REPORTS
Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.


[LOGO] HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in the Fund in three different ways:

o by sending a written request for a check or wire representing the redemption proceeds,

o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your record address, which has not changed in the prior three months), or

o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.

The redemption price will always be the net asset value per share next determined after the redemp-tion request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

WRITTEN REDEMPTION REQUESTS
If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services in advance to determine whether additional documentation will be required before you send a redemption request. Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your record address (or sent to your record address if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).


If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.


TELEPHONE REDEMPTION REQUESTS
If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on page 11. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed for three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Fund automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.

A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS
Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within seven days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT
The Fund may postpone payment of redemption proceeds for up to seven days. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section, when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

REDEMPTION IN KIND
The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securi-ties are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION
Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the pro-ceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The mini-mum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

[LOGO] TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

o telephone exchanges;

o telephone redemptions by wire; and

o telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing the Service Options Form (with a signature guarantee) available from the Fund or CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.


The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.


The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions.

[LOGO] DIVIDENDS, CAPITAL GAINS AND TAXES


DIVIDENDS AND CAPITAL GAINS
Any income dividends and capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees. Certain restrictions may apply to participants in CGM Retirement Plans.


You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution.


If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES
TAXATION OF DISTRIBUTIONS. Dividends paid by the Fund from net investment income (including dividends and interest) and net short-term capital gains will be taxable to you as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds such basis, as a taxable gain from the sale of your shares. Dividends and distributions are taxable to you in the same manner whether received in cash or reinvested in additional shares.

A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

FOREIGN TAXES. If the Fund invests in foreign issuers, it may be subject to foreign withholding taxes on income earned on those securities and may be unable to pass through to you foreign tax credits and deductions with respect to those taxes.

DISPOSITION OF SHARES. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares.

BACKUP WITHHOLDING. The Fund is required to withhold a portion of taxable dividends, capital gains distributions, and redemptions paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability.

GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements but only for accounts opened after January 1, 1991. Some restrictions apply; for more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may also be subject to state, local and foreign taxes. In certain states, a portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Fund's income, if any, which is derived from such obligations.


The tax discussion set forth here is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.


[LOGO] PRICING OF SHARES


The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.


Trading may take place in foreign issuers held by the Fund on days when the Fund is not open for business. As a result, the Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

[LOGO] YEAR 2000

Like other mutual funds and other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Y2K Problem." Failure to successfully address the Y2K Problem could result in interruptions to and other material adverse effects on the Fund's business and operations, such as problems calculating net asset value and difficulties in implementing the Fund's purchase and redemption procedures. CGM has taken steps that it believes are reasonably designed to address any potential Y2K Problem for computer programs used by the Fund or CGM. Each of the Fund's and CGM's service providers are taking steps that they believe are reasonably designed to address the Y2K Problem with respect to computer systems that they use. At this time, however, there can be no assurance that these steps being taken by third party service providers will be sufficient to avoid any adverse impact to the Fund. In addition, there can be no assurances that the Y2K Problem will not have an adverse effect on the issuers whose securities are held by the Fund or on the market or the economy in general.

---------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information has been examined by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which may be obtained from the Fund free of charge.

CGM CAPITAL DEVELOPMENT FUND                                   YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------
                                           1998           1997            1996            1995            1994
                                          ------         ------          ------          ------          ------
For a share of the Fund outstanding
  throughout each period:
Net asset value at beginning of
  period ..........................       $26.96          $29.08          $27.33          $20.58          $27.71
                                          ------          ------          ------          ------          ------
Net investment income (loss) ......                        (0.08)
                                            0.11             (a)            0.07            0.02            0.07
Dividends from net investment
  income ..........................        (0.11)            --            (0.07)          (0.02)          (0.07)
Net realized and unrealized gain
  (loss) on
  investments .....................         2.18            7.04            7.62            8.43           (6.42)
Distribution from net realized gain        (4.12)          (9.08)          (5.84)          (1.68)          (0.69)
Distribution in excess of net
  realized gain on investments ....        (0.07)            --            (0.03)            --            (0.02)
                                          ------          ------          ------          ------          ------
Net increase (decrease) in net
  asset value .....................        (2.01)          (2.12)           1.75            6.75           (7.13)
                                          ------          ------          ------          ------          ------
Net asset value at end of period ..       $24.95          $26.96          $29.08          $27.33          $20.58
                                          ======          ======          ======          ======          ======
Total Return (%) ..................          8.5            23.9            28.1            41.1           -22.9

Ratios:
Operating expenses to average net
  assets (%) ......................         1.07            1.07            0.82            0.85            0.84
Net investment income (loss) to
  average net assets (%) ..........         0.39           -0.29            0.23            0.07            0.25
Portfolio turnover (%) ............          335             230             178             271             146
Net assets at end of period
  (in thousands) ($) ..............      703,418         722,673         631,260         521,248         401,676

(a) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss.

----------------------------------------------------------------------------------------------------------------

CONTACT INFORMATION

CGM CAPITAL DEVELOPMENT FUND
c/o The CGM Funds
P.O. Box 449
Boston, MA 02117

SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
 Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

--------------------------------------------------------------------------------

More information about this Fund is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS
Additional information about the Fund's investments is available in the Fund's annual and quarterly reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference (i.e. is legally considered part of it). For additional information about:

o Account procedures/status             o Prospectuses
o Redemptions                           o SAI
o Exchanges                             o Annual/Quarterly Reports
o New account procedures                o Performance

  Call CGM Shareholder                    Call CGM Marketing
  Services at 800-343-5678                Department at 800-345-4048

--------------------------------------------------------------------------------

Information about the Fund (including the SAI) is also available from the Securities and Exchange Commission. You can find it on the SEC's Internet site at http://www.sec.gov. You can receive copies of Fund information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.


CFP99                                                      SEC File No. 811-933

                          CGM CAPITAL DEVELOPMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION

May 1, 1999


This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Capital Development Fund. This Statement is not a prospectus and should be read in conjunction with the CGM Capital Development Fund Prospectus dated May 1, 1999 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained from CGM Capital Development Fund by writing to: c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to Shareholders dated December 31, 1998 is incorporated by reference into this Statement. A copy of the Annual Report accompanies this Statement.




CSAI99

                                TABLE OF CONTENTS

                                                                           Page


INTRODUCTION..............................................................    1
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS.....................    1
FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................    4
PORTFOLIO TURNOVER........................................................    5
MANAGEMENT OF THE FUND....................................................    6
INVESTMENT ADVISORY AND OTHER SERVICES....................................    8
      Advisory Agreement..................................................    8
      Custodial Arrangements..............................................    9
      Independent Accountants.............................................   10
      Other Arrangements..................................................   10
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................   10
DESCRIPTION OF THE FUND...................................................   11
      Shareholder Rights..................................................   12
      Shareholder and Trustee Liability...................................   13
ADVERTISING AND PERFORMANCE INFORMATION...................................   14
      Calculation of Total Return.........................................   14
      Performance Comparisons.............................................   15
NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................   16
HOW TO PURCHASE SHARES....................................................   17
SHAREHOLDER SERVICES......................................................   17
      Open Accounts.......................................................   17
      Systematic Withdrawal Plans ("SWP").................................   18
      Exchange Privilege..................................................   19
      Automatic Investment Plans ("AIP")..................................   20
      Retirement Plans....................................................   20
      Address Changes.....................................................   21
REDEMPTIONS...............................................................   21
      Redeeming by Telephone..............................................   22
      Check Sent to the Record Address....................................   22
      Proceeds Wired to a Predesignated Bank..............................   22
      All Redemptions.....................................................   23
INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS..............   24
FINANCIAL STATEMENTS......................................................   28

INTRODUCTION

CGM Capital Development Fund (the "Fund") is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company. The Fund was established as a Massachusetts business trust under the laws of Massachusetts in 1986. The Fund is a successor in interest to Loomis-Sayles Capital Development Fund, which was organized in 1960. On March 1, 1990, the Fund's name was changed from "Loomis-Sayles Capital Development Fund" to "CGM Capital Development Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Fund.


Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS.

REPURCHASE AGREEMENTS. Repurchase agreements in which the Fund may invest are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and
(3) inability to enforce rights and the expenses involved in attempted enforcement.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.


FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

    o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

    o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

    o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

    o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITORY RECEIPTS. The Fund may invest in securities of non-U.S. issuers through investments in depository receipts. American Depository Receipts ("ADRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.


TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Issue any senior securities, except as it may be permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Fund, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;

(2) Underwrite the distribution of securities issued by others;

(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts;

(4) Make loans to other persons, except by the purchase of bonds or other obligations constituting part of an issue and short term obligations which are well protected (i.e., creditworthy) in the opinion of management. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are part of an issue to the public, is considered the making of a loan;

(5) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies and instrumentalities; or

(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Fund's Board of Trustees.

In addition to the fundamental restrictions set forth above, it is the fundamental policy of the Fund not to purchase any security (other than U.S. Government obligations) if, as a result, more than 25% of the Fund's total assets (taken at current value) would then be invested in any one industry.

PORTFOLIO TURNOVER

Although the Fund's investment objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry or individual company conditions or outlook, even though it may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's portfolio turnover rate for each of the last five years is set forth in the Prospectus under the table entitled "Financial Highlights." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to the volatility of economic and market conditions, and the Fund anticipates similar variations in the future.

MANAGEMENT OF THE FUND

The Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

The affiliations of the officers and Board members and their principal occupations for the past five years are shown below.


PETER O. BROWN (Age 58) -- Trustee
      30 Douglas Road, Rochester, NY; Partner, Harter, Secrest & Emery; formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company; formerly Senior Vice President, Chase Lincoln First Bank, N.A.

G. KENNETH HEEBNER (Age 58)* -- Trustee and Vice President
      Employee, CGM; formerly Vice President and Director, Loomis-Sayles and Company, Incorporated ("Loomis-Sayles").

ROBERT L. KEMP (Age 66)* -- Trustee and President
      Employee, CGM; formerly President and Director, Loomis-Sayles.

ROBERT B. KITTREDGE (Age 78) -- Trustee
      21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis-Sayles.

LAURENS MACLURE (Age 73) -- Trustee
      183 Sohier Street, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital.

JAMES VAN DYKE QUEREAU, JR. (Age 50) -- Trustee
      59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; formerly Institutional Managing Partner, Loomis-Sayles.

J. BAUR WHITTLESEY (Age 52) -- Trustee 1521 Locust Street, Philadelphia, PA; Attorney.

KATHLEEN S. HAUGHTON (Age 38) -- Vice President
      222 Berkeley Street, Boston, MA 02116; Employee -- Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

LESLIE A. LAKE (Age 54) -- Vice President and Secretary
      Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis-Sayles.

MARTHA I. MAGUIRE (Age 43) -- Vice President
      Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

MARY L. STONE (Age 54) -- Assistant Vice President
      Employee -- Coordinator, Mutual Fund Recordkeeping, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis-Sayles.

FRANK N. STRAUSS (Age 37) -- Treasurer
      Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

W. DUGAL THOMAS (Age 61) -- Vice President
      Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis-Sayles.


*Trustee deemed to be an "interested person" of the Fund, as defined by the 1940 Act.

Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110 or 222 Berkeley
Street, Boston, Massachusetts 02116.


As of April 5, 1999, the trustees and officers of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.


The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Trustees and officers receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Fund to its trustees for the year ended December 31, 1998:

                                    PENSION OR
                                    RETIREMENT
                                     BENEFITS    ESTIMATED
                        AGGREGATE   ACCRUED AS     ANNUAL        COMPENSATION
NAME OF TRUSTEE        COMPENSATION  PART OF      BENEFITS     FROM THE FUND AND
                        FROM FUND      FUND         UPON       FUND COMPLEX PAID
                                     EXPENSES    RETIREMENT     TO TRUSTEES (A)
PETER O. BROWN            $8,602       None         None           $37,000
NICHOLAS J. GRANT (B)    $10,102       None         None           $44,000
G. KENNETH HEEBNER         None        None         None            None
ROBERT L. KEMP             None        None         None            None
ROBERT B. KITTREDGE       $8,602       None         None           $37,000
LAURENS MACLURE           $8,602       None         None           $37,000
JAMES VAN DYKE
  QUEREAU, JR.            $8,602       None         None           $37,000
J. BAUR WHITTLESEY        $8,602       None         None           $37,000


(a) The Fund Complex is comprised of two Trusts with a total of six funds.
(b) Nicholas Grant retired as of February 4, 1999.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT


CGM serves as investment manager of the Fund under an advisory agreement approved by the shareholders of the Fund at a special meeting held on December 12, 1996 and effective as of December 13, 1996. CGM has served as investment manager of the Fund since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis-Sayles, whose Capital Growth Management Division was reorganized into CGM on that date. The Fund has been continuously managed since 1976 by G. Kenneth Heebner.


Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Fund. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 1.00% of the first $500 million of the Fund's average daily net asset value, 0.95% of the next $500 million of such value and 0.80% of such value in excess of $1 billion. While this rate is higher than that paid by most other investment companies, it is comparable to the fees paid by many investment companies having investment objectives and policies similar to those of the Fund. For the fiscal years ended December 31, 1996, 1997 and 1998, the advisory fee paid to CGM in respect of services rendered to the Fund amounted to $4,263,484, $7,210,245 and $6,997,004 respectively.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

CGM also acts as investment adviser to CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

INDEPENDENT ACCOUNTANTS

The Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

OTHER ARRANGEMENTS

Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is reimbursed by the Fund based on the cost of providing these services. For the services rendered to the Fund for the fiscal years ended December 31, 1996, 1997 and 1998, CGM was reimbursed in the amounts of $58,000, $60,000 and $53,000 respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

In 1998, brokerage transactions of the Fund aggregating $4,036,470,788 were allocated to brokers providing research services and $5,713,763 in commissions were paid on these transactions. During 1996, 1997 and 1998, the Fund paid total brokerage fees of $3,432,939, $3,635,840 and $5,776,713, respectively.

DESCRIPTION OF THE FUND

The Declaration of Trust of the Fund currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series thereof. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of a single series, which is the only series authorized as of the date of this Statement (the "Original Series"). Each share of the Original Series represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Original Series do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Original Series are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Fund, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Fund and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Fund's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

Shares of the Fund are freely transferable to new owners. However, new owners will not be permitted to purchase additional shares.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Fund except
(i) to change the Fund's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations. If one or more new series is established and designated by the trustees, the shareholders of the Original Series shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters exclusively affecting the Original Series. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Original Series.


On March 31, 1999, there were 26,665,432.983 shares of the Fund outstanding. On that date State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 8,688,849.685 shares -- about 32.59% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Fund provide for indemnification by the Fund of the trustees and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Fund. No officer or trustee may be indemnified against any liability to the Fund or the Fund's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.

For the one, five and ten year periods ended December 31, 1998, the Fund's average annual total return was 8.5%, 13.4% and 21.0%, respectively. For the one, five and ten year periods ended December 31, 1998, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 8.5%, 87.3% and 574.3%, respectively.

In computing performance information for the Fund, no adjustment is made for a shareholder's tax liability on taxable dividends and capital gains distributions.

PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns.

The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.

Lipper Analytical Services, Inc., an independent service that monitors the performance of over 11,332 mutual funds, calculates total return for those funds grouped by investment objective. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.

Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.

Value Line, Inc. ("Value Line"), an independent mutual fund ranking service reviews the performance of 7,976 mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.

From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBC, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The eligibility requirements and procedures for purchasing shares of the Fund are summarized in the Prospectus under "Who Can Purchase Shares" and "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing the Service Options Form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the Service Options Form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks.

Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE

A shareholder may exchange shares of the Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, CGM Focus Fund, New England Cash Management Trust or New England Tax Exempt Money Market Trust. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." The Fund reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides. If a shareholder exchanges all shares from the Fund, he will be unable to reopen an account in the Fund (unless he is currently the registered owner of another account in the Fund).

Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Fund, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. Exchange requests cannot be revoked once they have been received in good order. The Fund reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Fund by writing or calling the Fund as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

ADDRESS CHANGES

Shareholders can request to change their record address either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Fund. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."

Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Fund. Signature guarantees by notaries public are not acceptable.

The procedures established by the Fund provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act, as amended (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "1934 Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act, as amended [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the 1934 Act and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the record address, which has not changed in the prior three months. If the record address has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

REDEEMING BY TELEPHONE

There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.

CHECK SENT TO THE RECORD ADDRESS

A shareholder may request that a check be sent to the record address on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the service option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

PROCEEDS WIRED TO A PREDESIGNATED BANK

A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on the Service Options Form (with a signature guarantee) available from the Fund or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

ALL REDEMPTIONS

The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed or wired to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Fund will process your redemption request upon receipt of a request in good order. However, the Fund will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Fund cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Fund may in any case postpone payment of redemption proceeds for up to seven days.


The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, CGM Capital Development Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.


A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Capital Gains and Taxes" it is the policy of the Fund to pay annually, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.


As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


Dividends paid by the Fund from net investment income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. A portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain from the sale of such shares. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


If the Fund invests in stock of certain "passive foreign investment companies," the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported in prior years. Alternatively, the Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Either of the foregoing elections may cause the Fund to recognize income prior to the receipt of cash payments with respect to its investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.



Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.


A shareholder may be subject to backup withholding at the rate of 31% of any taxable distributions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed.


As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.

FINANCIAL STATEMENTS

The financial statements and Report of Independent Accountants for the year ended December 31, 1998, included in the Fund's Annual Report to Shareholders for the year ended December 31, 1998, are incorporated herein by reference.

                          CGM CAPITAL DEVELOPMENT FUND

PART C.     OTHER INFORMATION

Item 23.    Exhibits

            (a) Amended and Restated Agreement and Declaration of Trust of the Registrant.(1)

            (b)   By-laws of the Registrant.(1)

            (c)   Form of share certificate of the Registrant.(1)

            (d)   Advisory Agreement of the Registrant.(1)

            (e)   None.

            (f)   None.

            (g)   Custodian Agreement of the Registrant.(1)


            (h)   Transfer Agency Agreement of the Registrant.(2)

            (i)   Opinion and consent of counsel filed herewith.

            (j)   Consent of PricewaterhouseCoopers LLP filed herewith.


            (k)   None.

            (l)   None.

            (m)   None.


            (n)   Financial data schedule filed herewith.


            (o)   None.


            (p)   Powers of attorney.2


            (1) Filed as an exhibit to  Post-Effective  Amendment  No. 62 to the
                Registrant's Registration Statement on Form N-1A (File No. 2-16252) filed February 27, 1997 and incorporated herein by reference.


            (2) Filed as an exhibit to Post-Effective Amendment No. 64 to the
                Registrant's Registration Statement on Form N-1A (File No. 2-16252) filed March 1, 1999 and incorporated herein by reference.


Item 24.    Persons Controlled by or Under Common Control With Registrant


            Information pertaining to persons controlled by or under common control with the Registrant is hereby incorporated by reference to the section captioned "The Investment Manager" in the Prospectus and the section captioned "Investment Advisory and Other Services - Advisory Agreement" in the Statement of Additional Information.


Item 25.    Indemnification

            See Article 4 of the Trust's By-laws which is incorporated by reference herein to Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 2-16252) filed February 27, 1997. In addition, the Trust maintains a trustees and officers liability insurance policy with maximum coverage of $5 million under which the Trust and its trustees and officers will be named insureds.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

            Capital Growth Management Limited Partnership ("CGM"), the Registrant's investment manager, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

            CGM is owned by KenBob, Inc., which is in turn owned by Robert L. Kemp and G. Kenneth Heebner. Both Mr. Kemp and Mr. Heebner are trustees and officers of the Registrant and of the CGM Trust, another registered investment company, each of the series of which is managed by CGM.

Item 27.    Principal Underwriters

            Not applicable.

Item 28.    Location of Accounts and Records

            The following companies maintain possession of the documents required by the specified rules:

                  (a)   Registrant
                        Rule 31a-1(a)(4); Rule 31a-1(d)
                        Rule 31a-2(a); Rule 31a-2(c)

                  (b)   State Street Bank and Trust Company
                        225 Franklin Street
                        Boston, Massachusetts 02110
                        Rule 31a-1(a)
                        Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
                        Rule 31a-2(a)

                  (c) Capital Growth Management Limited Partnership One International Place
                        Boston, Massachusetts 02110
                        Rule 31a-1(a); 31a-1(b)(9), (10), (11); 31a-1(f)
                        Rule 31a-2(a); 31a-2(e)

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings

            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 28th day of April, 1999.

                                          CGM CAPITAL DEVELOPMENT FUND

                                          By:   /s/ Robert L. Kemp
                                             ----------------------------
                                                Robert L. Kemp
                                                President

            Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons on April 28, 1999 in the capacities indicated.

            Signature                    Title
            ---------                    -----

                                       President
                                       (Principal
/s/ Robert L. Kemp                 Executive Officer)
-------------------------------       and Trustee
    Robert L. Kemp

                                       Treasurer
                                       (Principal
/s/ Frank N. Strauss                  Financial and
-------------------------------    Accounting Officer)
    Frank N. Strauss

   *Peter O. Brown                      Trustee
-------------------------------
    Peter O. Brown

/s/ G. Kenneth Heebner                  Trustee
-------------------------------
    G. Kenneth Heebner

   *Robert B. Kittredge                 Trustee
-------------------------------
    Robert B. Kittredge

   *Laurens MacLure                     Trustee
-------------------------------
    Laurens MacLure

   *James Van Dyke Quereau, Jr.         Trustee
-------------------------------
    James Van Dyke Quereau, Jr.

   *J. Baur Whittlesey                  Trustee
-------------------------------
    J. Baur Whittlesey

*By:  /s/ Robert L. Kemp
-------------------------------
          Robert L. Kemp
          Attorney-In-Fact pursuant to powers of attorney previously filed.

                                  EXHIBIT INDEX

(i)   Opinion and consent of counsel.

(j)   Consent of PricewaterhouseCoopers LLP.

(n)   Financial data schedule.